SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 22, 2001

MESA AIR GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 North 44th Street, Suite 700, Phoenix, Arizona		85008

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(602) 685-4000

Not Applicable
(Former name or former address, if changed since last report.)

SIGNATURES
Exhibits Index
EX-99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No	Description

99.1	Press Release dated August 22, 2001, announcing agreement with Raytheon to resolve Beech 1900D aircraft fleet financing.

Item 9. Regulation FD Disclosure

         The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

         On August 22, 2001, Mesa Air Group, Inc., a Nevada corporation (the “Company”), issued a press release announcing the Company’s agreement to resolve outstanding issues related to its Beech1900D aircraft fleet financed with Raytheon. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

MESA AIR GROUP, INC.

Date:	August	23, 2001	By	/s/ Jonathan G. Ornstein
			Title	Chairman and CEO

Exhibit Index

Exhibit No	Description

99.1	Press Release dated August 22, 2001, announcing agreement with Raytheon to resolve Beech 1900D aircraft fleet financing.

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